UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 28, 2008

OAK RIDGE FINANCIAL SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

North Carolina	000-52640	20-8550086
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 Oak Ridge Road Oak Ridge, North Carolina	27310
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (336) 644-9944

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

Oak Ridge Financial Services, Inc. (the “Company”) and its banking subsidiary, Bank of Oak Ridge (the “Bank”), are parties to employment agreements, as amended, with certain of their executive officers, dated as of the dates indicated in the copy agreements attached hereto as Exhibits (10)(i) to (10)(iii), and salary continuation agreements with certain of their executive officers, dated as of the dates indicated in the copy agreements attached hereto as Exhibits (10)(ix) to (10)(xi), which agreements are incorporated herein by reference. In addition, the Company and the Bank are parties to certain agreements for the lease of premises, dated as of the dates indicated in the copy agreements attached hereto as Exhibits (10)(iv) to (10)(vi), which agreements are incorporated herein by reference. The Bank has also adopted certain stock option plans as more particularly set forth on the attached Exhibits (10)(vii) and (10)(viii), which are incorporated herein by reference. The Company has also adopted a Code of Ethics for Senior Officers as more particularly set forth on the attached Exhibit (14), which is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit (10)(i)	Employment Agreement with Ronald O. Black, as amended.

Exhibit (10)(ii)	Employment Agreement with L. William Vasaly, as amended.

Exhibit (10)(iii)	Employment Agreement with Thomas W. Wayne, as amended

Exhibit (10)(iv)	Outparcel Ground Lease between J. P. Monroe, L.L.C. and Bank of Oak Ridge dated June 1, 2002.

Exhibit (10)(v)	Ground and Building Lease between KRS of Summerfield, LLC and Bank of Oak Ridge dated September 25, 2002.

Exhibit (10)(vi)	Ground Lease between Friendly Associates XVIII, LLP and Bank of Oak Ridge dated September 13, 2004.

Exhibit (10)(vii)	Bank of Oak Ridge Second Amended and Restated Director Stock Option Plan.

Exhibit (10)(viii)	Bank of Oak Ridge Second Amended and Restated Employee Stock Option Plan.

Exhibit (10)(ix)	Salary Continuation Agreement with Ronald O. Black dated January 20, 2006.

Exhibit (10)(x)	Salary Continuation Agreement with L. William Vasaly, III dated January 20, 2006.

Exhibit (10)(xi)	Salary Continuation Agreement with Thomas W. Wayne dated January 20, 2006.

Exhibit (14)	Code of Ethics for Senior Officers Policy

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit (10)(i)	Employment Agreement with Ronald O. Black, as amended.

Exhibit (10)(ii)	Employment Agreement with L. William Vasaly, as amended.

Exhibit (10)(iii)	Employment Agreement with Thomas W. Wayne, as amended.

Exhibit (10)(iv)	Outparcel Ground Lease between J. P. Monroe, L.L.C. and Bank of Oak Ridge dated June 1, 2002.

Exhibit (10)(v)	Ground and Building Lease between KRS of Summerfield, LLC and Bank of Oak Ridge dated September 25, 2002.

Exhibit (10)(vi)	Ground Lease between Friendly Associates XVIII, LLP and Bank of Oak Ridge dated September 13, 2004.

Exhibit (10)(vii)	Bank of Oak Ridge Second Amended and Restated Director Stock Option Plan.

Exhibit (10)(viii)	Bank of Oak Ridge Second Amended and Restated Employee Stock Option Plan.

Exhibit (10)(ix)	Salary Continuation Agreement with Ronald O. Black dated January 20, 2006.

Exhibit (10)(x)	Salary Continuation Agreement with L. William Vasaly, III dated January 20, 2006.

Exhibit (10)(xi)	Salary Continuation Agreement with Thomas W. Wayne dated January 20, 2006.

Exhibit (14)	Code of Ethics for Senior Officers Policy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAK RIDGE FINANCIAL SERVICES, INC.

Dated: March 28, 2008	By:	/s/ Thomas W. Wayne
Thomas W. Wayne,
Senior Vice President and Chief Financial Officer

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